UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 11, 2021
KIMBALL ELECTRONICS, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-36454	35-2047713
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1205 Kimball Boulevard, Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 634-4000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 11, 2021, the Board of Directors (the “Board”) of Kimball Electronics, Inc. (the “Company”) approved a resolution to amend Section 6.6 of Article VI of the Company’s Amended and Restated Articles of Incorporation (as so amended, the “Amended Articles”) to provide Share Owners the right to amend the Company’s By-Laws. The Board will also retain its right to amend the Company’s By-Laws. The amendment became effective upon the date of the Board’s resolution.
Also on February 11, 2021, the Board approved a resolution to amend the Company’s Amended and Restated By-Laws (as so amended, the “Amended By-Laws”) as follows:
Section 3.4(a) of Article III, Directors: This section was amended to change the number of Directors that the Board shall consist of from not less than three (3) nor more than twelve (12) to not less than three (3) nor more than ten (10).
Section 3.4(f) of Article III, Directors: Section 3.4(f) was added to the Amended By-Laws to indicate that the Company does not intend for the provisions of Indiana Code § 23-1-33-6(c) to apply to the classes and terms of its Directors.
Section 9.5 of Article IX, Miscellaneous: This section was amended to provide Share Owners the right to amend the Company’s By-Laws. The Board will also retain its right to amend the Company’s By-Laws.
This summary is not intended to be complete and is qualified in its entirety by reference to the Amended and Restated Articles of Incorporation included as Exhibit 3.1 and the Amended and Restated By-Laws included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
3.1	Amended and Restated Articles of Incorporation of Kimball Electronics, Inc.
3.2	Amended and Restated By-Laws of Kimball Electronics, Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL ELECTRONICS, INC.

By:	/s/ John H. Kahle
JOHN H. KAHLE Vice President, General Counsel, Chief Compliance Officer, and Secretary
Date: February 18, 2021